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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported):  January 11, 1999


                         ITT EDUCATIONAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                          1-13144                     36-2061311
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


 5975 Castle Creek Parkway North Drive
             P.O. Box 50466
         Indianapolis, Indiana                                    46250-0466
(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (317) 594-9499

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Item 5.   Other Events

          The Press Release issued by the Company dated January 11, 1999, reporting the Company's financial results for the year ended December 31, 1998, is incorporated herein by reference and filed with this report as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The list of exhibits set forth in the Index to Exhibits on page S-2 is incorporated herein by reference.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ITT Educational Services, Inc.

Date:  January 11, 1999
                              By:   /s/ CLARK D. ELWOOD
                                    --------------------------------------
                                    Clark D. Elwood, Senior Vice President,
                                    General Counsel & Secretary















                                      S-1
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                               INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

    99.1                 Text of Press Release issued by the Company dated
                         January 11, 1999.

















                                      S-2